Subsequent Events	12 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
Subsequent events

Note 17 — Subsequent events

The Company evaluated all events and transactions that occurred after June 30, 2026 up through the date the Company issued the consolidated financial statements. Other than the event disclosed below, there was no other subsequent event occurred that would require recognition or disclosure in the Company’s consolidated financial statements.

In September 2026, we entered into subscription agreements with nine investors for a private placement offering. As of date of this Annual Report, we have received an aggregate of approximately $2.4 million in gross proceeds, prior to deducting fees and expenses.

On October 8, 2026, the Company has effected a share consolidation of the Company’s shares, with the share consolidation ratio set at 1-for-10. Following the effectiveness of the share consolidation, every ten Class A ordinary shares with a par value of US$0.0000625 each were consolidated into one Class A ordinary share with a par value of US$0.000625 each, and every ten Class B ordinary shares with a par value of US$0.0000625 each were consolidated into one Class B ordinary share with a par value of US$0.000625 each.